EXHIBIT 10.3
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                        AMENDMENT TO EMPLOYMENT AGREEMENT

      THIS AMENDMENT ("Amendment"), dated as of November 8, 2007, to the Employment Agreement, effective as of July 1, 2007 (the "Agreement"), between The Estee Lauder Companies Inc., a Delaware corporation (the "Company"), and Daniel J. Brestle, a resident of Wyckoff, New Jersey (the "Executive").

                              W I T N E S S E T H:

      WHEREAS, the Executive and the Company are parties to the Agreement;

      WHEREAS, the Company and the Executive wish to amend the Agreement to reflect the mutually agreed upon change in title;

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree to amend the Agreement as follows:

      1. Title. Paragraphs 1 and 2(a) of the Agreement shall be amended, effective as of March 3, 2008 (or such date as Fabrizio Freda joins the Company), to provide that the Executive shall be Vice Chairman and President, ELC North America of the Company (and no longer Chief Operating Officer of the Company), from such day through the remaining Term of Employment.

      2.    Miscellaneous.

            a. Except as provided above, all other terms and conditions of the Agreement shall remain the same.
            b. Capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Agreement, except to the extent the term is modified herein.
            c. This Amendment shall be subject to, and governed by, the laws of the State of New York applicable to contracts made and to be performed therein.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

                                        THE ESTEE LAUDER COMPANIES INC.


/s/ Daniel J. Brestle                   By:   /s/ Amy DiGeso
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Daniel J. Brestle                          Name:  Amy DiGeso
                                           Title: Executive Vice President -
                                           Global Human Resources